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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005


                                    MDI, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-9463                 75-2626358
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)         File Number)         Identification No.)

          9725 Datapoint Drive
            San Antonio, Texas                         78229
 (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


                         American Building Control, Inc.
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.


     On December 9, 2005, MDI, Inc. ("MDI") entered into a definitive letter agreement to acquire from Ecomatrix Funding, Inc. the business of privately-held Advanced Security Link ("ASL") of Costa Mesa, California.


     Under the Agreement, MDI acquired all of the intellectual property rights, customer and supplier agreements, leases used in the ASL business, and property and equipment located at the ASL facility. MDI did not agree to assume any liabilities associated with the ASL business being acquired. The purchase price for the ASL business is 2,000,000 shares of MDI's Common Stock, valued at $1,460,000 based on the closing bid price of MDI's stock on December 9, 2005.


     Closing of the Agreement is scheduled for January 2, 2006 and is subject to various conditions, including the approval of the parties' respective Board of Directors.


     Copies of the December 9, 2005 Letter Agreement is attached as Exhibit 10.1, and is incorporated herein by reference. A copy of the press release announcing the transaction is attached as Exhibit 99.1 and incorporated by reference.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  December 16, 2005                MDI, Inc.



                                         By: /s/ Richard A. Larsen
                                         ------------------------------------
                                         Richard A. Larsen
                                         Senior Vice President and Secretary


                                  EXHIBIT INDEX

         Exhibit Number    Description

              10.1 Letter Agreement dated as of December 9, 2005, between MDI, Inc. and Advanced Security Link and Ecomatrix Funding, Inc.

              99.1         Press Release dated December 9, 2005, MDI, Inc.
                           to Acquire Advanced Security Link.



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